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                                                                    Exhibit 99.1

    Certification Pursuant to 18 U.S.C. Section 1350, as adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of Firstmark Corp. (the "Company") on Form 10-QSB for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Acting Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 that:

        o the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

        o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

                      /s/ H. William Coogan, Jr.
                      --------------------------
                      H. William Coogan, Jr.
                      Chief Executive Officer and Acting Chief Financial Officer



Dated:  November 19, 2002